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                                  EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated April 4, 1996, included in Registration Statement File No. 333-06643. It should be noted that we have not audited any financial statements of the company subsequent to January 28, 1996, or performed any audit procedures subsequent to the date of our report.



                                           /s/ Arthur Andersen LLP
                                               Arthur Andersen LLP

                                               August 14, 1996




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